                                     FORM 8-K

                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                  CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


          Date of Report (Date of earliest event reported)  MAY 1, 1997






                        AMERICAN ENTERTAINMENT GROUP, INC.
              (Exact Name of Registrant as Specified in its Charter)





       COLORADO                   0-22174               83-0277375
    (State or Other               (Commission           (IRS Employer
    Jurisdiction of               File Number)          Identification No.)
    Incorporation
    or Organization)





                           160 Bedford Road, Suite 306
                         TORONTO, ONTARIO, CANADA M5R 2K9
                (Address of Principal Executive Offices, Zip Code)


                                 (416) 920-1919
               (Registrant's telephone number, including area code)

                                     FORM 8-K
                                  CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         Not Applicable

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         Not Applicable

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         Not Applicable

Item 5.  OTHER EVENTS
         On March 22, 1996, the Banque National de Paris (Canada) (BNP) provided financing to American Entertainment Limited (AEL), a wholly-owned Canadian subsidiary of the Registrant, of a $5,000,000 US revolving line of credit to be used to finance the accounts receivable and contract amounts receivable of VIP Phone Club, Inc. (VIP), a private Delaware corporation, which was part of an affiliated group, which, in November, 1995 and in January, 1996, had assigned its accounts receivable and contract accounts receivable to AEL. Additionally, the Registrant and AEL had granted a license to VIP to make available to VIP's telephone subscribers the titles contained in the Registrant's film Library. In December, 1996, the Registrant received a notification from (BNP) of a default in the loan between VIP and BNP, of which AEL is the debtor and the Registrant one of the guarantors. At that time, the Registrant acknowledged this default on the part of VIP and agreed to cooperate with BNP in securing the collection of the outstanding loan balance. Notwithstanding the foregoing, on April 8, 1997, the Registrant informed BNP that due to the conduct of BNP respecting both the loan to VIP and its Receiver thereof, the Registrant and AEL by operation of law have been released respectively from said guarantee of the Registrant and the loan to AEL. In response to this notice, BNP denied the Registrant's allegations, commenced an action in the Ontario Courts against the Registrant and AEL for payment of the outstanding loan balance, and filed a motion in the Courts of Ontario (Toronto) asking that a Receiver be appointed over the property and assets for both the Registrant and AEL. The Registrant believes that there is no basis for such a Receiver to be appointed and has opposed this motion. The matter has been adjourned on the consent of BNP, the Registrant, and AEL until May 21, 1997. In the interim, the parties have agreed to allow the accounting firm of Price Waterhouse to act as a Monitor to perform a business review of the operations of the Registrant and AEL. The Registrant believes, given the facts and circumstances of the case, that BNP should not be entitled to have a Receiver appointed over the Registrant's property and assets. However, there can be no guarantee of the outcome of this case at this time.

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
         Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
         Not Applicable

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             AMERICAN ENTERTAINMENT GROUP, INC.





                             By:     /s/     JOEL WAGMAN
                                -------------------------------------
                                             Joel Wagman
                                              Chairman



Dated: May 1, 1997